Exhibit 10.23.3

THIRD AMENDMENT TO LEASE AGREEMENT

DATED AS OF DECEMBER 13, 2012

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,

ESA P PORTFOLIO MD TRUST, AND

ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY

AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE INC.

AS TENANT

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of December 13, 2012, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010, as amended pursuant to that certain First Amendment to Lease Agreement dated as of April 9, 2012, as further amended by that certain Second Amendment to Lease Agreement dated as of November 30, 2012 (the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, Landlord and Tenant have agreed to confirm certain restrictions on future amendments of the Original Lease Agreement; and

WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendments. Effective as of the date of this Amendment,

(a) Exhibit A of the Original Lease Agreement is hereby modified by deleting therefrom the following property:

	Address	Minimum Rent Per Year (Fixed Term)	Minimum Rent Per Year (First Renewal Term)	Minimum Rent Per Year (Second Renewal Term)
350.	4700 78th Street West, Bloomington, MN (Vacant Land)	$0.00	$0.00	$0.00

(b) The properties listed on Schedule I hereto are hereby added to Exhibit A of the Original Lease Agreement.

(c) The row labeled “Aggregate Amount” on Exhibit A of the Original Lease Agreement is hereby deleted and replaced in its entirety with the following:

Aggregate	$437,850,000	$459,743,000	$482,730,000

(d) The content of Exhibit D to the Original Lease Agreement is hereby deleted and replaced in its entirety with the following:

“Trademark License Agreement, dated as of October 8, 2010, between ESH Strategies Branding LLC and ESA P Portfolio Operating Lessee Inc., as amended by that certain First Amendment to Trademark License Agreement, dated as of November 30, 2012, as further amended by that certain Second Amendment to Trademark License Agreement, dated as of December 13, 2012.”

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

3. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

5. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA P PORTFOLIO L.L.C., a Delaware limited liability company

By:	/s/ William Rahm
Name: William Rahm
Title: Authorized Signatory

ESA P PORTFOLIO MD TRUST, a Delaware statutory trust

By:	/s/ William Rahm
Name: William Rahm
Title: Authorized Signatory

ESH/TN PROPERTIES L.L.C. , a Delaware limited liability company

By:	/s/ William Rahm
Name: William Rahm
Title: Authorized Signatory

TENANT ESA P PORTFOLIO OPERATING LESSEE, a Delaware limited liability company INC.

By:	/s/ William Rahm
Name: William Rahm
Title: Authorized Signatory

THIRD AMENDMENT TO OPERATING LEASE (P PORTFOLIO)